Exhibit 99.1

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2020

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Profit or Loss	3

Consolidated Statements of Comprehensive Income	4

Consolidated Statements of Equity	5

Consolidated Statements of Cash Flows	6-7

Notes to Interim Consolidated Financial Statements	8-14

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PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31,		December 31,
	2020	2019	2019
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$83,765	$126,164	$68,378
Rents and other receivables, net	3,106	2,486	3,001
Prepaid expenses and other assets	10,448	1,855	778
Restricted cash	959	14	1,482
	98,278	130,519	73,639
NON-CURRENT ASSETS
Investment properties	1,044,033	921,736	1,059,830
Investment in joint ventures	231,469	178,657	229,936
Financial assets at fair value through profit or loss	78,014	65,440	96,653
Restricted cash	10,018	9,483	10,520
	1,363,534	1,175,316	1,396,939
Total assets	$1,461,812	$1,305,835	$1,470,578
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes and bond payable, net	$178,567	$100,605	$81,772
Debentures, net	54,688	53,407	56,186
Accounts payable and accrued liabilities	12,008	13,649	19,794
Due to Owner	2,065	—	—
Other liabilities	15,487	15,550	14,820
	262,815	183,211	172,572
LONG-TERM LIABILITIES
Notes and bond payable, net	289,020	279,424	369,971
Debentures, net	176,414	156,172	165,734
Rental security deposits	4,316	3,635	4,345
Series A Cumulative Convertible Redeemable Preferred Stock	15,233	—	15,008
	484,983	439,231	555,058
Total liabilities	747,798	622,442	727,630
EQUITY
Owner's net equity	698,203	663,596	726,854
Non-controlling interests	15,811	19,797	16,094
Total equity	714,014	683,393	742,948
Total liabilities and equity	$1,461,812	$1,305,835	$1,470,578

The accompanying notes are an integral part of the interim consolidated financial statements.

May 21, 2020	/s/ Michael Allen Bender	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Three months ended March 31,		Year ended December 31,
	2020	2019	2019
	Unaudited		Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$20,008	$16,146	$72,283
Tenant reimbursements	2,532	2,628	10,789
Interest income from debt investments	—	369	369
Other operating income	547	818	3,078
Total revenues and other income	23,087	19,961	86,519

Expenses:
Operating, maintenance, and management fees	(7,767)	(6,349)	(29,845)
Real estate taxes and insurance	(3,428)	(2,977)	(12,631)
Total expenses	(11,195)	(9,326)	(42,476)
Gross profit	11,892	10,635	44,043

Fair value adjustment of investment properties, net	(22,715)	(6,059)	22,142
Loss on extinguishment of debt	—	(856)	(1,106)
Equity in income of unconsolidated joint ventures	1,302	773	31,206
Asset management fees to affiliate	(2,106)	(1,891)	(8,158)
General and administrative expenses	(573)	(671)	(3,479)
Operating (loss) profit	(12,200)	1,931	84,648

Finance income	242	586	1,842
Finance (loss) income from financial assets at fair value through profit or loss	(24,923)	12,941	26,478
Finance expenses	(7,161)	(7,168)	(28,849)
Transaction and related costs	—	—	(4,462)
Foreign currency transaction adjustments, net	14,996	(2,816)	(12,498)
Net (loss) income	$(29,046)	$5,474	$67,159

Net (loss) income attributable to owner	$(28,651)	$6,547	$69,805
Net loss attributable to non-controlling interests	(395)	(1,073)	(2,646)
Net (loss) income	$(29,046)	$5,474	$67,159

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Three months ended March 31,		Year ended December 31,
	2020	2019	2019
	Unaudited		Audited
	U.S. dollars in thousands
Net (loss) income	$(29,046)	$5,474	$67,159
Total comprehensive (loss) income	$(29,046)	$5,474	$67,159

Total comprehensive (loss) income attributable to owner	$(28,651)	$6,547	$69,805
Total comprehensive loss attributable to non-controlling interests	(395)	(1,073)	(2,646)
Total comprehensive (loss) income	$(29,046)	$5,474	$67,159

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2020	$413,087	$272,136	$41,631	$726,854	$16,094	$742,948
Net loss	—	(28,651)	—	(28,651)	(395)	(29,046)
Total comprehensive loss	—	(28,651)	—	(28,651)	(395)	(29,046)
Non-controlling interest contributions	—	—	—	—	112	112
Balance at March 31, 2020	$413,087	$243,485	$41,631	$698,203	$15,811	$714,014

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2019	$413,087	$202,331	$41,631	$657,049	$22,597	$679,646
Net income (loss)	—	6,547	—	6,547	(1,073)	5,474
Total comprehensive income (loss)	—	6,547	—	6,547	(1,073)	5,474
Non-controlling interests contributions	—	—	—	—	12	12
Distributions to non-controlling interests	—	—	—	—	(1,739)	(1,739)
Balance at March 31, 2019	$413,087	$208,878	$41,631	$663,596	$19,797	$683,393

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited
	U.S. dollars in thousands
Balance at January 1, 2019	$413,087	$202,331	$41,631	$657,049	$22,597	$679,646
Net income (loss)	—	69,805	—	69,805	(2,646)	67,159
Total comprehensive income (loss)	—	69,805	—	69,805	(2,646)	67,159
Non-controlling interests contributions	—	—	—	—	12	12
Distributions to non-controlling interests	—	—	—	—	(3,869)	(3,869)
Balance at December 31, 2019	$413,087	$272,136	$41,631	$726,854	$16,094	$742,948

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

+ CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended March 31,		Year ended December 31,
	2020	2019	2019
	Unaudited		Audited
	U.S. dollars in thousands
Cash Flows from Operating Activities:
Net (loss) income	$(29,046)	$5,474	$67,159
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Equity in income of unconsolidated joint ventures	(1,302)	(773)	(31,206)
Fair value adjustment on investment properties, net	22,715	6,059	(22,142)
Transaction and related costs	—	—	4,462
Loss on extinguishment of debt	—	856	1,106
Deferred rent	(971)	(1,270)	(4,127)
Bad debt expense	198	(102)	363
Financing expense	7,161	7,168	28,849
Financing income	(242)	(586)	(1,842)
Finance loss (income) from financial assets at fair value through profit or loss	24,923	(12,941)	(26,478)
Interest income from debt instruments, net	—	(369)	(369)
Foreign currency transaction gain, net	(14,996)	2,816	12,498
	8,440	6,332	28,273
Changes in assets and liabilities:
Restricted cash	(139)	994	443
Rents and other receivables	(213)	(191)	(289)
Prepaid expenses and other assets	(832)	(505)	284
Accounts payable and accrued liabilities	(2,225)	(4,170)	(3,705)
Rental security deposits	(29)	(68)	(262)
Due to Owner	1,966	—	—
Other liabilities	827	(543)	10
Lease incentive additions	(667)	(17)	(2,130)
	(1,312)	(4,500)	(5,649)
Net cash provided by operating activities	7,128	1,832	22,624
Cash Flows from Investing Activities:
Acquisitions of investment properties	—	—	(90,266)
Acquisition of PORT *)	—	—	(52,992)
Improvements to investment properties	(8,667)	(9,733)	(36,380)
Proceeds from sales of investment properties, net	—	17,894	141,548
Repayment of debt investments	—	7,750	7,750
Proceeds from insurance claims	—	—	438
Distributions of capital from investment in joint venture	—	7,800	7,800
Investment in unconsolidated joint venture	(231)	—	(20,846)
Investments in financial assets at fair value through profit or loss, net	(16,789)	(15)	(26,223)
Distribution from financial assets at fair value through profit or loss, net	1,225	—	251
Proceeds from the sale of investments in financial assets at fair value through profit or loss, net	7,849	24,076	28,034
Purchase of interest rate cap	(6)	—	(28)
Interest income received	209	1,215	2,725
Dividend income received from financial assets at fair value through profit or loss	1,473	1,936	6,112
Funding for development obligations	—	—	(88)
Due from Owner	—	4,500	4,500
Net cash (used in) provided by from investing activities	(14,937)	55,423	(27,665)
The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended March 31,		December 31,
	2020	2019	2019
	Unaudited		Audited
	U.S. dollars in thousands
Cash Flows from Financing Activities:
Proceeds from debentures, notes and bonds payable	$89,893	$2,608	$84,268
Principal payments on notes and bond payable	(56,820)	(54,266)	(126,603)
Payments of deferred financing costs	(2,302)	(7)	(1,123)
Interest paid	(8,323)	(9,127)	(25,703)
Release of restricted cash for debt service obligations	1,011	276	276
Proceeds from Series A Cumulative Convertible Redeemable Preferred Stock	—	—	15,008
Non-controlling interests contributions	112	12	12
Distributions to non-controlling interests	—	(1,739)	(3,869)
Other financing proceeds, net	—	1,822	1,822
Net cash provided by (used in) financing activities	23,571	(60,421)	(55,912)
Effect of exchange rate changes on cash and cash equivalents	(375)	1,650	1,651
Net increase (decrease) in cash and cash equivalents	15,387	(1,516)	(59,302)
Cash and cash equivalents, beginning of period	68,378	127,680	127,680
Cash and cash equivalents, end of period	$83,765	$126,164	$68,378

Supplemental Disclosure of Noncash Activities:

Accrual improvements to real estate	$2,699	$5,108	$5,302
Increase in lease commission payable	$—	$—	$693

*)    Assets and liabilities assumed in connection with Pacific Oak Residential Trust acquisition:

Restricted cash	$—	$—	$1,667
Rents and other receivables	—	—	989
Prepaid expenses and other assets	—	—	634
Investment property	—	—	109,922
Notes payable	—	—	(61,885)
Accounts payable and accrued liabilities	—	—	(1,893)
Rental security deposits	—	—	(904)
Transaction and related costs	—	—	4,462
	$—	$—	$52,992

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 1:    GENERAL INFORMATION

a.
These financial statements have been prepared in a condensed format as of March 31, 2020 and for the three months period then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2019 and for the year then ended and the accompanying notes ("annual financial statements").

b.
The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate-related loans and real estate equity securities. The Company started recognizing two reporting segments beginning November 2019 consisting of strategic opportunistic properties and single-family homes. Prior to November 2019, the Company had only one segment.

c.
The current outbreak of the novel coronavirus, or COVID-19, has caused severe disruptions in the U.S. and global economy and will likely have an adverse impact on our financial condition and results of operations. This impact could be materially adverse to the extent the current COVID-19 outbreak, or future pandemics, cause tenants to be unable to pay their rent or reduce the demand for commercial real estate, or cause other impacts described below. April 2020 rents were over 90% collected.

Because our property investments are located in the United States, COVID-19 has begun and will continue to impact our properties and operating results given its continued spread within the United States reduces occupancy, increases the cost of operation, results in limited hours or necessitates the closure of such properties. In addition, quarantines, states of emergencies and other measures taken to curb the spread of COVID-19 may negatively impact the ability of such properties to continue to obtain necessary goods and services or provide adequate staffing, which may also adversely affect our properties and operating results.

Accordingly, as of March 31, 2020, the Company examined the fair value of the properties, which resulted in valuing Park Highlands at $185.8 million, compared to $205.3 million at December 31, 2019.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of presentation of the consolidated financial statements:

The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements, except as described below:

b.	Initial application of amendment to existing financial reporting and accounting standards:

Amendment to IFRS 3 - Business Combinations

In October 2018, the IASB issued an amendment to the definition of a "business" in IFRS 3, "business combinations" ("the amendment").

The amendment consists clarification that to meet the definition of a business, an integrated set of activities and assets must include, as a minimum, an input and a substantive process that together significantly contribute to the ability to create output.

The amendment consists an optional concentration test that permits a simplified assessment of whether an acquired set of activities and assets is not a business.

The amendment has been applied prospectively to all business combinations and asset acquisitions for which the acquisition date is on or after January 1, 2020.

The initial implementation of the amendment is not expected to have a material impact on the Company's consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:	INVESTMENT IN JOINT VENTURES

110 William Joint Venture:

The Company does not attach the financial statements of Pacific Oak SOR SREF III 110 William, LLC, since its reports are insignificant to the Company's financial statements and do not add more information to the contained below.

Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak SOR SREF III 110 William, LLC (100%) (in thousands) (1):

	March 31,		December 31,
	2020	2019	2019
	Unaudited		Audited
	U.S. dollars in thousands
Current assets	$11,557	$13,545	$11,668
Non-current assets (investment property)	548,287	527,378	540,328
Current liabilities	8,332	8,016	9,209
Non-current liabilities	301,667	276,783	292,702

Equity	249,845	256,124	250,085

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$125,196	$126,550	$124,920

	Three months ended March 31,		December 31,
	2020	2019	2019
	Unaudited		Audited
	U.S. dollars in thousands
Revenues	$7,934	$7,975	$33,376
Gross profit	3,805	4,098	17,092
Operating profit *)	3,665	4,098	10,090
Net loss *)	(240)	(477)	(6,515)
Share of profit (loss) from joint venture (Based on the waterfall mechanism)	276	158	(1,472)
*) Includes revaluation of investment properties	$(140)	$—	$(7,002)

(1)    The company holds 60% of Pacific Oak SOR SREF III 110 William, LLC.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:	INVESTMENT IN JOINT VENTURES (Cont.)

353 Sacramento Joint Venture:

The Company does not attach the financial statements of Pacific Oak SOR Acquisition XXIX, LLC (353 Sacramento Street), since its reports are insignificant to the Company's financial statements and do not add more information to the contained below:

Summarized information about the statements of financial position and the statements of profit or loss of 353 Sacramento Street, Pacific Oak SOR Acquisition XXIX, LLC (100%) (in thousands):

	March 31,		December 31,
	2020	2019	2019
	Unaudited		Audited
	U.S. dollars in thousands
Current assets	$5,664	$4,567	$11,118
Non-current assets (investment property)	269,665	204,492	264,700
Current liabilities	119,008	113,872	121,297
Non-current liabilities	2,095	861	2,095

Equity	154,226	94,326	152,426

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$85,195	$52,107	$84,170

	Three months ended March 31,		December 31,
	2020	2019	2019
	Unaudited		Audited
	U.S. dollars in thousands
Revenues	$4,752	$4,014	$16,999
Gross profit	3,319	2,483	9,928
Operating profit *)	3,122	2,358	64,775
Net profit *)	1,800	939	59,039
Share of profit from joint venture (Based on the waterfall mechanism)	1,025	615	32,677
*) Includes revaluation of investment properties	$(197)	$(125)	$54,847

(1)    The company holds 55% of Pacific Oak SOR Acquisition XXIX, LLC.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 4:	FINANCIAL INSTRUMENTS

The fair value of non-current notes payables as of March 31, 2020 is not materially different from its fair value as presented in the annual consolidated financial statements as of December 31, 2019. The fair value of the debentures payable as of March 31, 2020 was approximately $208.6 million (740.3 million NIS).

The change in fair value of foreign currency collars that are not designated as cash flow hedges are recorded as foreign currency transaction gains or losses in the accompanying consolidated statements of profit or loss. During the three months ended March 31, 2020, the Company recognized a net gain of $15.0 million derived from a $6.0 million of foreign currency transaction gain related to exchange differences of the debentures, which is shown combined with a $9.0 million gain related to the foreign currency collars. As of March 31, 2020, the Company used Level 2 inputs to measure the foreign currency collars fair value at $8.8 million, which is shown in prepaid expenses and other assets on the accompanying consolidated statements of financial position.

As of March 31, 2020, the Company had a working capital shortfall amounting to $164.5 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. The Company intends to refinance loans as they come due and does not anticipate any challenges in refinancing such loans given the relatively low leverage of the Company’s properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. Accordingly, the Company does not view the working capital shortfall as a liquidity problem.

NOTE 5:	SEGMENT INFOMRATION

The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. The Company started recognizing two reporting segments beginning November 2019 consisting of strategic opportunistic properties and single-family homes. Prior to November 2019, the Company had only one segment. The selected financial information for the two reporting segments as of and for the three months ended March 31, 2020 and as of and the year ended December 31, 2019 is as follows:

	March 31, 2020
	Strategic Opportunistic Properties	Single-Family Homes	Total

Investment properties	$933,556	$110,477	$1,044,033
Total assets	$1,342,108	$119,704	$1,461,812
Total liabilities	$667,259	$80,539	$747,798

	Three Months Ended March 31, 2020
	Strategic Opportunistic Properties	Single-Family Homes	Total
Total revenues and other income	$20,180	$2,907	$23,087
Gross profit	$10,651	$1,241	$11,892
Finance expenses	$6,055	$1,106	$7,161

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 5:	SEGMENT INFOMRATION (cont.)

	December 31, 2019
	Strategic Opportunistic Properties	Single-Family Homes	Total

Investment properties	$949,696	$110,134	$1,059,830
Total assets	$1,350,674	$119,904	$1,470,578
Total liabilities	$648,285	$79,345	$727,630

	Year ended December 31, 2019
	Strategic Opportunistic Properties	Single-Family Homes	Total
Total revenues and other income	$84,635	$1,884	$86,519
Gross profit	$43,095	$948	$44,043
Finance expenses	$28,352	$497	$28,849

NOTE 6:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Series B Debentures
On February 16, 2020, the Company issued 254.1 million Israeli new Shekels (approximately $74.1 million as of February 16, 2020) of Series B debentures to Israeli investors pursuant to a public offering registered with the Israel Securities Authority. The Series B Debentures bears interest at the rate of 3.93% per year. The first interest payment is on July 31, 2020 and subsequent payments are on January 31st and July 31st of each year from 2020 to 2026. The aggregate offering costs were approximately $2.2 million and the effective interest rate is approximately 4.5%. The Series B Debentures have principal installment payments equal to 33.33% of the face amount of the Series B Debentures on January 31st of each year from 2024 to 2026.

The Series B Debentures contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 475 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million; and (iv) the consolidated scope of the projects for development of the Company shall not exceed 10% of the adjusted balance. As of March 31, 2020, the Company was in compliance with all covenants under the deed of trust of the Series B Debentures; (i) Consolidated Equity Capital of the Company as of March 31, 2020 was $698.2 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 53%; (iii) the Adjusted NOI was $73.3 million for the trailing twelve months ended March 31, 2020; and (iv) the consolidated scope of projects was $0 as of March 31, 2020.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 6:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (cont.)
Proposed Merger
On February 19, 2020, the Parent Company, Pacific Oak SOR II, LLC, an indirect subsidiary of the Company and the Parent Company (“Merger Sub”), and Pacific Oak Strategic Opportunity REIT II, Inc. (“POSOR II”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, POSOR II will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Entity”), such that following the Merger, the Surviving Entity will continue as an indirect subsidiary of the Parent Company. As a result of the Merger, POSOR II would cease to exist. At the effective time of the Merger and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of POSOR II’s common stock (or a fraction thereof), $0.01 par value per share, will be converted into the right to receive 0.9643 shares of the Parent Company’s common stock, par value $0.01 per share. The combined company after the Merger will retain the name “Pacific Oak Strategic Opportunity REIT, Inc.” As of the date the consolidated financial statements are issued, the Merger had not be completed.

Hedge
On March 16, 2020, the Company entered into a foreign currency collar with an aggregate Israeli new Shekels notional amount of 418.0 million which expires on September 16, 2020. The foreign currency collar consists of a purchased call option to buy Israeli new Shekels at 3.5875 and a sold put option to sell the Israeli new Shekels at 3.725. The foreign currency collar is intended to permit the Company to exchange, on the settlement date of the collar, 418.0 million Israeli new Shekels for an amount ranging from $112.2 million to $116.5 million. On March 17, 2020, the Company entered into a foreign currency collar with an aggregate Israeli new Shekels notional amount of 380.0 million which expires on September 16, 2020. The foreign currency collar consists of a purchased call option to buy Israeli new Shekels at 3.700 and a sold put option to sell the Israeli new Shekels at 3.820. The foreign currency collar is intended to permit the Company to exchange, on the settlement date of the collar, 380.0 million Israeli new Shekels for an amount ranging from $99.5 million to $102.7 million

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